SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Under Rule 14a-12

NYSE Euronext
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required. (See explanatory note below)

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

UBS Global Financial Services Conference May 10, 2011 © NYSE Euronext. All Rights Reserved.

Legal Disclaimer
Cautionary Note Regarding Forward-Looking Statements
This presentation may contain forward-looking statements, including forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYSE
Euronext’s plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-
looking statements are based on NYSE Euronext’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYSE Euronext’s results to differ materially from current expectations include, but are not limited to: NYSE Euronext’s ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk and U.S. and global competition, and other factors detailed in NYSE Euronext’s reference document for 2010 ("document de référence") filed with the French Autorité des Marchés
Financiers (Filed on April 19, 2011 under No. D.11-0333), 2010 Annual Report on Form 10-K and other periodic reports filed with the U.S.
Securities and Exchange Commission or the French Autorité des Marchés Financiers. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by NYSE Euronext that the projections will prove to be correct. This presentation speaks only as of this date. NYSE Euronext disclaims any duty to update the information herein.
To supplement NYSE Euronext's consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, NYSE Euronext uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) present the effects of certain merger expenses, exit costs and other special items, and (ii) improve overall understanding of NYSE Euronext's current financial performance and its prospects for the future. Specifically, NYSE Euronext believes the non-
GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures for reviewing financial results and evaluating financial performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this release. See NYSE Euronext’s earnings release dated April 28, 2011 for a reconciliation of non-GAAP financial measures to GAAP measures.

Legal Disclaimer
IMPORTANT INFORMATION
NYSE Euronext will file a Solicitation/Recommendation Statement on Schedule 14D-9 in the event that Nasdaq OMX Group, Inc. and/or IntercontinentalExchange Inc. commences a tender offer for the outstanding shares of NYSE
Euronext common stock. NYSE Euronext stockholders are strongly encouraged to read the Solicitation/Recommendation Statement if and when it becomes available, as it will contain important information. Stockholders will be able to obtain this Solicitation/Recommendation Statement, any amendments or supplements to the proxy statement and other documents filed by NYSE Euronext with the Securities and Exchange Commission for free at the
Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the Solicitation/Recommendation Statement and any amendments and supplements to the Solicitation/Recommendation
Statement will also be available for free at NYSE Euronext's website at www.nyse.com.
In connection with the proposed business combination transaction between NYSE Euronext and Deutsche Boerse AG, Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, has filed, and the SEC has declared effective on May 3, 2011, a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that includes (1) a proxy statement of NYSE Euronext that will also constitute a prospectus for
Holding and (2) an offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche Boerse AG shares held by U.S. holders. NYSE Euronext will mail the definitive proxy statement/prospectus
(when finalized) to its stockholders in connection with the vote to approve the merger of NYSE Euronext and a wholly owned subsidiary of Holding, and Holding will mail the offering prospectus to Deutsche Boerse AG shareholders in the United States in connection with Holding’s offer to acquire all of the outstanding shares of Deutsche Boerse AG. Holding has also filed an offer document with the German Federal Financial Supervisory
Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”), which was approved by the BaFin for publication pursuant to the German Takeover Act (Wertpapiererwerbs-und Übernahmegesetz) on May 2, 2011, and was published on May 4, 2011.
Investors and security holders are urged to read the definitive proxy statement/prospectus (when it becomes available), the offering prospectus and the offer document regarding the proposed business combination transaction because they contain important information. You may obtain a free copy of the definitive proxy statement/prospectus (when it becomes available), the offering prospectus and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The definitive proxy statement/prospectus (when it becomes available) and other documents relating thereto may also be obtained for free by accessing NYSE
Euronext’s Web site at www.nyse.com. The offer document is available at Holding’s Web site at www.global-exchange-operator.com.
This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer are disclosed in the offer document that has been approved by the BaFin and in documents that have been filed with the SEC.
No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer is not being made directly or indirectly in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.
This announcement and related materials do not constitute in France an offer for ordinary shares in Holding. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.
Participants in the Solicitation
NYSE Euronext, Deutsche Boerse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE
Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Forward-Looking Statements
This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-
looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Moving Forward from a Position of Strength
Strong first quarter highlights strength and operating leverage of model
Further evidence of our ongoing transformation
Executing our strategy to generate shareholder value
2009: Focus on Getting “Fighting Fit”
2010: Shifting to Growth
2011: Continue Driving Value
Strong shareholder returns validate our direction
Proposed combination with Deutsche Börse accelerates successful strategy
Positioned to lead industry evolution
Substantial balance sheet strength
Merger on-track to deliver greater synergies in shorter time frame

Strong Performance Across the Platform
Cash Trading and
Listings
312 310 328
1Q10 4Q10 1Q11
Derivatives
Info. Services and
Tech Solutions
Net
Revenue
1
($ in millions)
Operating
Income
2
($ in millions)
Operating
Margin (%)
NYSE Euronext
Consolidated Primary Segments
224
188
236
1Q10 4Q10 1Q11
645
613
679
1Q10 4Q10 1Q11
106
99
125
1Q10 4Q10 1Q11
130
91
146
1Q10 4Q10 1Q11
218
188
264
1Q10 4Q10 1Q11
34
32
38
1Q10 4Q10 1Q11
58
48
62
1Q10 4Q10 1Q11
34
31
39
1Q10 4Q10 1Q11
15
25
24
1Q10 4Q10 1Q11
110
114
116
1Q10 4Q10 1Q11
17
28 28
1Q10 4Q10 1Q11
Notes:
1. Defined as total revenues, less transaction-based  expenses comprised of Section 31 fees, liquidity payments and routing and clearing fees. Information Services and Tech
    Solutions are total revenue.
2. Excludes impact of merger expenses and exit costs.

Strong Q1 Powered by Execution Against Our Strategy
NYSE
NYSE
Amex
NYSE
Arca
Euronext
NYSE
Arca
NYSE
Liffe
NYSE
Amex
NYSE
Liffe U.S.
Market
Data
Transaction
Services
Infra-
structure
Derivatives Cash Trading and Listings
Information
Services and
Technology Solutions
# 1 in global IPOs in 1Q11
Over 90% market share of U.S.
proceeds raised
2 companies transferred from Nasdaq
with 2 additional transfers announced,
building on 14 transfers in 2010
European cash trading ADV up 32%
YoY and 29% QoQ
Improved U.S. cash equities trading
revenue, market share stable
Successful launch of NYSE Liffe U.S.
and NYPC
Market share of approximately 2-3%
of Eurodollars
Open interest growing
Breadth of client activity continues to
expand with strong pipeline of
meaningful market participants
Rebound in NYSE Liffe volumes in 1Q11
up 34% QoQ (ex. Bclear)
U.S. Options ADV up 19% YoY and QoQ
Record quarterly revenue;
operating margins of 24%
Successful launch of MTF
for Goldman Sachs; hosted
and managed by NYSE
Technologies
Migration to Mahwah for
NYSE Arca
1st major “Infrastructure-as-
a-Service” deal signed with
tier 1 financial services firm

NYSE Liffe U.S.

NYPC

AMERICAN

+ 136%

NYSE Euronext

0
40,000
80,000
120,000
160,000
21-Mar 1-Apr 12-Apr 23-Apr 4-May
7
The Strategy Illustrated: Innovation and Collaboration
+
NYSE Liffe in Europe sponsors initiative
with proprietary, proven technology
Existing clients natural equity partners
Global client base already connected via
the SFTI network
Long-standing partnership with DTCC
Provides unprecedented level of
transparency reducing systemic risk
Eliminates split-margin pools and provides
capital efficiency
Value of the Community
Results
Existing client relationships enabled
partnership with critical industry players from
sell-side, buy-side and retail
NYSE floor, NYSE Arca options technology
and options operations scaled with minimal
new cost
14% market share developed from ~$100
million acquisition cost
NYSE Liffe U.S. Eurodollar Futures Open Interest
5.9
13.9
4Q08 1Q11
AMEX Market Share of U.S. Equity Options
(%)
1
Note: 1. Represents close of acquisition date.

The Strategy Illustrated: Seizing the Opportunity for NYSE Technologies
Execution venue fragmentation
Global asset correlation
Trading technology commoditization
High-frequency trading
Cost pressures
Regulatory uncertainty/change
EU and Asia following similar maturity
path as the U.S.
8
Structural Changes in Global Financial Markets Are Driving Demand for Infrastructure, Data and
Transaction Services
Industry Trends Driving New Demands Opportunity
Global market access
– Integration of venues / participants
– Aggregation & dissemination of
information
Cost-effective, ultra-low latency
Advanced trading platforms available
“as a service”
Risk management
Build the leading
technology services
franchise for the
global investment
community
$1 billion in revenue
by 2015 with
operating margins
of 25 – 30%
• FIX Certification & On-boarding
• Low Latency Channels
• FIX Engines, Market Access Gateways
• Configurable Order Routing
• Risk Management and Sponsored Access
• Universal Trading Platform (“UTP”)
Current NYSE Technologies Product Offerings
• SuperFeed, OneTick, TAQ, XDP
• Feed Handlers, V5, Data Fabric
• Liquidity Information and Messaging (IOINet,
SOR Feeds)
• NYSE Data Products
• Market Replay
Transaction Services Data Services
• Low Latency, Ubiquitous SFTI Network
• Infrastructure and Co-location Services (our
own DCs plus third-party)
• Trading Platform on Demand (TPoD)
Infrastructure Services

2.4
2.2
1.8
1Q10 4Q10 1Q11
93
61
36
427
425
415
1Q10 4Q10 1Q11
Track-Record of Cost Control and Enhanced Balance Sheet Strength
Note: 1. Debt calculated as short-term plus long-term debt as reported; adjusted EBITDA as reported.
Capital Expenditures
Fixed Operating Expenses
Disciplined Expense Management
Fixed Operating Costs and CapEx
($ in millions)
Continued Deleveraging
Debt / LTM EBITDA
1

ice
CME
NYSE Euronext
London Stock Exchange
NASDAQ

635
673
825
846
1,169
1,233
10
4,058
3,757
3,367
2,968
683
767
736
846
2007 2008 2009 2010
Strategy Enabled by Productivity Growth and Cost Control
Note: 1. Assumes mean Wall St revenue estimate of $1.0 billion for FY ending March 31, 2011; based on 1,488 employees for LSE per 2010 annual report.
Employees (year end)
Net Revenue / Employee ($ in thousands)
Productivity Improvements
Headcount and Net Revenue / Employee
2010 Revenue Per Employee by Exchange
($ in thousands)
1

1,844
1,650
160
193
134
Pre-NYX
Euronext Merger
(April 2007)
2008 Investment 2009 Investment 2010 Investment Savings
2008 – 2010
2011 Guidance
Total savings of $624mn:
Euronext merger:
$349mn (vs. $275mn
promised)
AMEX: $140mn (vs.
$100mn promised)
Additional efficiencies:
$135mn
FX(57)
(681)
$624 Million of Savings Since 2007 Have Funded New Investments
Investing in Growth While Pulling Costs Out of the Platform
($ in millions)
Amex and Wombat
acquisitions
Capacity build for
Co-location and
global SFTI
network
NYSE Liffe U.S.
development
NYSE Liffe
Clearing
Mahwah and
Basildon
construction
AEMS
in-sourcing
NYFIX acquisition
EU clearing build
Corporate Board
Member
acquisition

605
612
621
640
645
654
599
613
679
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Executing Our Strategy Means Tangible P&L Results…
Notes:1. Net revenues defined as gross revenues less direct transaction costs comprised of Section 31 fees, liquidity payments and routing and clearing fees.
2. Presented on a non-GAAP basis.
Quarterly Net Revenue
1
Development
($ in millions)
Quarterly EPS
2
Development
0.43
0.51
0.53
0.58
0.54
0.46 0.46
0.68
0.64
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
CAGR: 5.9% CAGR: 25.8%
($)

NYSE Euronext
TMX
NASDAQ
London Stock Exchange
ice
CME

NYSE Euronext
TMX
London Stock Exchange
NASDAQ
ice
CME

NYSE Euronext
London Stock Exchange
ice
NASDAQ
CME
TMX

NYSE Euronext

…And Best-in-Class Total Shareholder Returns
Notes:1. Total shareholder return from January 1, 2011 through February 8, 2011 (unaffected date) in local currency.
2. Total shareholder return from February 8, 2010 through February 8, 2011 (unaffected date) in local currency.
3. Total shareholder return from March 31, 2009 through February 8, 2011 (unaffected date) in local currency.
4. Dow Jones Global Exchange Index.
12 Month
Shareholder
Return
2
(%)
1Q11
Shareholder
Return
1
(%)
1Q09 – Current
Shareholder
Return
3
(%)
11 11
9
9
6
5
0
(1)
(6)
49
45
43
30
25
24
22
9
55
101
69
66 66
59
37
32
25
23
S&P 500
DJ
Exchange 4
S&P 500
DJ
Exchange 4
S&P 500
DJ
Exchange 4
Source: FactSet

Deutsche Börse: Path to Creating a Global Leader in Derivatives, Risk
Management and Post Trade
Strong first quarter highlights leverage in the business model and superior portfolio of assets
10-year transformative journey from a German equities market to one of the world’s leading providers of derivatives, risk management and post-trade infrastructure
- Pioneer & innovator in using technology to drive capital markets growth and efficiency
- Path to leadership position has involved M&A, partnerships and organic growth
- Eurex and Clearstream established as leading global brands, complemented by strong brands in cash equities and market data businesses
Over the last 2 years, Deutsche Börse has focused on completing and integrating its portfolio of world-
class assets, launching new products, expanding into growth markets and further driving efficiency
- Acquired majority in STOXX (leading European index franchise) and EEX (power & emissions)
- Rolled-out new products (Vola, dividend derivatives), established Clearstream operations in
Singapore, launched partnership with Cetip in Brazil, expanded trading network into Asia (Eurex)
- Track record for cost discipline; 2010 efficiency program resulting in €150 million of cost savings by
2012
Strategy yields exceptional cash flow generation, strong balance sheet and attractive distribution policy
Merger with NYSE Euronext leverages derivatives, risk management and post trade expertise of
Deutsche Börse Group and accelerates growth opportunities
Source: DB1 company filings

35%
4%
31%
26%
4%
12%
13%
32%
44%
15
Deutsche Börse: Evolving Global Leadership in Key Segments
Source: DB1 company filings
Notes: 1. Revenues include sales revenue and net interest income from banking business; External sales for IT.
2. Adjusted for costs for efficiency programs and non-recurring charges.
3. IT segment has been merged into Xetra, Eurex, Clearstream and MD&A since 1Q10.
4. Settlement & Custody (Clearstream) CAGR based on 2002 – 2010 time period; EBIT margin exclusive of net interest income.
2000 Revenues: €637 million
1
44%
25%
13%
18%
Cash Equities
(Xetra)
Derivatives
(Eurex)
MD&A
IT
3
2010 Revenues: €2,166 million
1
12%
40%
10%
38%
Cash Equities
(Xetra)
MD&A
Settlement &
Custody
(Clearstream)
Derivatives
(Eurex)
2000 EBIT: €217 million
Cash Equities
(Xetra)
Derivatives (Eurex)
IT
3
2010 EBIT: €1,091 million
2
Cash Equities
(Xetra)
MD&A
Settlement &
Custody
(Clearstream)
Settlement &
Custody
(Clearstream)
MD&A
Transformation Delivers Attractive Growth and Margin Profile
Derivatives (Eurex)
Derivatives Market Data Settlement & Custody Cash Equities
(Eurex) & Analytics (Clearstream)
4
(Xetra) Total
2010 margin 56% 61% 45% 49% 50%
2000 - 2010 CAGR 40% 35% 13% 4% 18%
Derivatives Market Data Settlement & Custody Cash Equities
(Eurex) & Analytics (Clearstream)
4
(Xetra) Total
2000 - 2010 CAGR 18% 11% 13% (1%) 12%

25
115
150 150
(111)
(25)
(15)
2010A 2011E 2012E 2013E
16
Deutsche Börse: Franchise Supported by Disciplined Cost Structure
Scalable Platform and Disciplined Cost Structure
1
2005 2010
EBIT: 1,091
% margin: 49%
EBIT: 705
% margin: 39%
Total Costs:
1,118
Total Costs:
1,136
Total Revenue:
1,823
2
Total Revenue:
2,227
2
Focus on Cost Reduction Initiatives…
Cost Savings Incremental Cost Savings Implementation Costs
•
Implementation of Program to Optimize Processes
and Costs Significantly Accelerated
…While Maintaining Investment In Future
Eurex
60%
MD&A
5%
Clearstream
30%
Xetra
5%
90
35
•
Investment Program is Geared to Support Structural
Growth and Build on Strength in Technology
Investment
Program 2011
~€120 million
Source: DB1 company filings
Notes: 1. Financials adjusted for non-recurring charges and costs for efficiency programs.
2. Total revenue includes sales revenue, net interest income from banking business and other operating income.
(€ in millions) (€ in millions)

ice
NYSE Euronext
NASDAQ

NYSE Euronext
NASDAQ
ice

NYSE Euronext
NASDAQ
ice

NYSE Euronext

0.7x
1.1x
2.0x
2.9x
17
Deutsche Börse: Exceptional Cash Flow Generation and Attractive
Shareholder Distributions
Total debt / LTM EBITDA
Source: DB1 company filings, FactSet
Notes: Market data as of 5/6/2011; Financials adjusted for non-recurring items; €/$ exchange rate of 1.45 as of 5/6/2011, €/$ 1.37 for 2007 average, €/$ 1.47 for 2008, €/$ 1.39 for
2009 average and €/$ 1.33 for 2010 average.
1. Payout ratio calculated as capital distributions as a % of adjusted net income.
2. Capital returned to shareholders between 2007-2010; Dividend yield calculated as ordinary dividends as a % of current market cap.
NR / NR BBB / Baa3 A+ / A3 AA / NR
Low Leverage and Strong Rating
DB1 Track-Record of Returning Cash to Shareholders
403
381
784
390 390 390
2007 2008 2009 2010
Ordinary dividends Share buybacks
~€2.0 billion returned to shareholders
between 2007-2010
54% 56% 38% 99%
Payout
ratio¹
(€ in millions)
1,573
808
381
237
272
599
1,045
1,954
Ordinary dividends Share buybacks
Best-in-Class Shareholder Cash Distributions ²
0% 0% 15%
Div.
yield
11%
(€ in millions)
2010 EBITDA
1,221
838
600
527
(€ in millions)
Deutsche Börse: Exceptional Cash Flow Generation and Attractive
Shareholder Distributions

Notes: 1. Based on €/$ exchange rate of 1.33 (2010 average).
2. Includes NYX European Cash execution fees as well as European Market Data revenues from the legacy NYX Cash Trading & Listings segment. Xetra revenues are also included in European Cash.
3. Includes NYX U.S. Cash execution fees as well as U.S. Market Data revenues from the legacy NYX Cash Trading & Listings segment.
4. Pro Forma calculation allocates the NYX Corporate/Eliminations segment operating loss based on the relative revenue contribution of each legacy NYX segment.
Pro Forma NYSE / Deutsche Börse 2010 Net Revenue
Globally Diversified Capital Markets Business
31%
69%
U.S.
Non-U.S.
Geographic Breakdown
Net Revenue
1
: $5.4 billion
Product Breakdown
12%
7%
3%
20%
14%
37%
8%
27%
17%
11%
45%
Cash Trading
& Listings
Derivatives
Settlement &
Custody
Market Data &
Technology
Net Revenue ¹: $5.4 billion
Cash Trading &
Listings
Derivatives
Market Data &
Technology
Settlement &
Custody
EBITDA
1 3
: $2.6 billion
Listings
U.S. Cash ³
European Cash ²
Other

NYSE Euronext.

DEUTSCHE BÖRSE GROUP

NYSE Euronext.

DEUTSCHE BÖRSE GROUP

NYSE Euronext.

DEUTSCHE BÖRSE GROUP

NYSE Euronext.

DEUTSCHE BÖRSE GROUP

NYSE Euronext.

Strong Combined Earnings and Robust Dividend
First Quarter 2011 Full Year 2011
Stand-Alone Case; Before Synergies Achieved…
Net Income ($ in millions) 2011
4
$682
4
1,197
Combined
$1,879
Dividends Paid ($ in millions) 2011
$316
566
Combined $883
Net Income ($ in millions)
1Q 2011
$177
310
Combined $487
Dividends Paid ($ in millions) 1Q 2011
2
$79
3
142
Combined $221
1
5
5
Notes: 1. Excludes merger expenses and exit costs.
2. NYSE Euronext dividend for 1Q 2011 based on a dividend of $0.30 per share and 261 million basic common shares.
3. Deutsche Börse dividend for 1Q 2011 is illustrative reflecting one quarter of the 2010 annual dividend amount of €2.10 per share converted at a €/$ exchange rate of 1.45 as of
5/6/2011 and 186 million basic common shares.
4. 2011 net income based on 2011 I/B/E/S EPS estimates multiplied by FD share counts. Deutsche Börse figure converted at a €/$ exchange rate of 1.45 as of 5/6/2011.
5. 2011 annual dividend amounts reflect annualized 1Q 2011 dividends. Deutsche Börse annual dividend is illustrative reflecting 2010 annual dividend amount of €2.10 per share.

Integration and Closing Processes Crossing Key Milestones
Integration teams identified and project offices
established
Further validation and quantification of synergies
Increasingly detailed roadmap for synergy
realization
Position mapping and relationship building
ongoing at senior management level
Developing strategy for IT infrastructure and
development
Accelerated timeline of run rate expense
synergies
Conversations with over 100 policymakers
Meetings with key government, regulatory and
financial constituents in Paris, London,
Brussels, Amsterdam and Lisbon
Draft Competition filing submitted to European
Commission with pre-notification discussions
ongoing
Multiple discussions with DOJ
4 College of Regulators meetings with others
scheduled
Initial meeting with the Committee on Foreign
Investment in the U.S. (CFIUS)
Deutsche Börse exchange offer cleared by
BaFin on May 2
nd
and launched on May 4
th
F-4 declared effective by SEC on May 3
rd
Integration Planning Regulatory Process
20
Run-Rate of Expense Synergies
Feb. 15 Current
Year 1 25% 30%
Year 2 50%
65%
Year 3 100%
100%

Total Expense Synergies of €
400 / $580 Million Now Identified ¹
15 February 2011 Current
Technology (+ €51 million):
One Common Trading and Clearing Infrastructure “CTAC”
Combination of Networks
Consolidation of U.S. Data Centres
Eliminating overlapping IT function where applicable
Combination of Networks
Global Sourcing and Global Delivery Model
Clearing (+ €4 million):
Accelerated Cost avoidance due to NYX stopping its
projects to build two fully owned & operated CCPs
Market Operations (+ €15 million):
Implementation of a Central European Market Operations
Hub for Cash, Derivatives and Clearing
Combination of Business Organizations in the U.S. and
Europe i.e., Sales and Product Development
Corporate Center (+ €30 million):
Further refinement of Corporate Functions in accordance
with the new, combined organization
Leveraging Global sourcing opportunities: Supplier &
Contract Consolidation
Consolidate Real Estate Portfolio
Levers for additional cost synergies ²
€300mn / $435mn €400mn / $580mn
21
Technology
€79mn
Technology
€130mn
Clearing
€67mn
Clearing
€71mn
Market
Operations
€98mn
Market
Operations
€113mn
Corporate
€56mn
Corporate
€86mn
Notes:1. All figures converted at a €/$ exchange rate of 1.45 as of 5/6/2011.
2. Bold represents synergy levers identified post-announcement.

Combination Has Access to Unique Growth Opportunities
Clearing
Clearing for European
cash equities
Clearing for European
derivatives
Technology and
MD&A
Expanded client set
for hosted / managed
technology and data
services
Extension of STOXX
index franchise to
U.S. market and
globally
Richer content for
pre- and post-trade
data and analytics
products
Derivatives and Cash
Markets
Increase turnover
from combining
equity and derivatives
liquidity pools
Cross-distribution in
European cash
markets
Asian Expansion
Listing venue of
choice for attracting
issuers globally
Leading presence in
Asian markets
through existing
investments and
technology
agreements
Attractive partner
New Asset Classes
Infrastructure in place
to drive growth in new
asset classes
Emissions & Energy
– Eurex / BlueNext /
EEX
Agriculture and other
commodities – Eurex
and NYSE Liffe
22
Note: 1. Synergies converted using €/$ exchange rate of 1.45 as of 5/6/2011.
Expected Revenue Synergies of at Least €100 million / $145 million
1
Annually, with Full Run-Rate Being Achieved at End of Year 3
~50% of Revenue Synergies from Clearing Alone

Notes: 1. All estimates using I/B/E/S consensus. Figures converted at a $/€ exchange rate of 1.4571.
2. 2011E earnings determined by multiplying 2011E EPS by fully diluted shares outstanding (NYX: 262 million).
3. Includes impact of expense and revenue run-rate synergies of €500 million converted at a $/€ exchange rate of 1.4571 and tax-affected at a rate of 27%.
4. Based on NYX fully diluted shares of 262 million.
Value Drivers Total
NYX Share
@ 40%
Per NYX
Share
4
Earnings Power (in $ millions, except per share amounts) (in $)
2011 NYX Net Income Stand-alone
2
$673
2011 DB1 Net Income Stand-alone
2
1,196
Net income impact of full run-rate synergies
3
532
NewCo’s Combined Net Income 2,401 960 3.67
Equity Trading Value (in $ billions, except per share amounts)
At current multiple (unaffected)  13x 31.2 12.5 $48
14x 33.6 13.4 $51
15x 36.0 14.4 $55
Dividend Potential (in $ millions, except per share amounts)
Based on Current NYX and DB1 payout ~50% 1,200 480 1.83
23
Illustrative Sensitivity Analysis
Path to Value Creation
1

Superior cash flow generation and strong balance sheet....
Superior Balance Sheet Strength
1
Debt / EBITDA leverage at closing 1.3 x
Debt / EBITDA leverage one year after closing < 1 x
...allowing us to maintain the shareholder-friendly distribution policy
Combined 2011 dividends paid by DB1 and NYX ~$880 million
Potential 2012 dividends at current payout ratio > $1 billion
Additional flexibility available to invest in internal and external growth and add shareholder value
Debt / EBITDA at YE 2012 1.0 x 1.3 x
Additional flexibility as of year end 2012
(excess cash + incremental leverage)
$1.7 billion $2.8 billion

Note:
1. €/$ exchange rate of 1.45 as of 5/6/2011, closing on 3/12/2011, dividend 2012 based on estimated 2011 pro forma net income multiplied by payout ratio.

Moving Forward from a Position of Strength
Strong first quarter highlights strength and operating leverage of model
Further evidence of our ongoing transformation
Executing our strategy to generate shareholder value
2009: Focus on Getting “Fighting Fit”
2010: Shifting to Growth
2011: Continue Driving Value
Strong shareholder returns validate our direction
Proposed combination with Deutsche Börse accelerates successful strategy
Positioned to lead industry evolution
Substantial balance sheet strength
Merger on-track to deliver greater synergies in shorter time frame
NYX Shareholder Vote: July 7th